                                                                               EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contacts:

Peter Wiederspan                                   Penny Thomas
Vice President, Finance and Investor Relations     Senior Manager, Corporate Communications
(360) 493-6165                                     (360) 493-6724
investor_relations@illuminet.com                   media_relations@Illuminet.com

                             Illuminet to be acquired by VeriSign

             Deal reinforces strategy to bridge telephony and IP network systems.
OLYMPIA, WASH. - September 24, 2001 - Illuminet Holdings, Inc. (Nasdaq: ILUM), the leading provider of advanced nationwide signaling and intelligent network services to telecommunications carriers, announced today that it would be acquired by VeriSign, Inc.
(Nasdaq:VRSN), the leading provider of digital trust services.

        Illuminet's business will expand the breadth of VeriSign's digital trust services portfolio, which includes web identity, authentication and payment services supported by an infrastructure relied upon to conduct over five billion domain name system (DNS) look-ups,
100 million database queries, and millions of secure commerce and communications transactions every day.

        "Our customers benefit from the marriage of the Internet infrastructure and telecommunications networks because it opens up the opportunities for new data and voice services," said Roger H. Moore, CEO of Illuminet Holdings. "The combination of VeriSign and
Illuminet will accelerate the delivery of new services that can generate new revenue."

        VeriSign will utilize its global infrastructure to accelerate the introduction of new services for Illuminet's customers, such as secure short messaging, local number portability and Voice over IP bridging. Illuminet will also enable VeriSign to deliver data-voice offerings such as WebNum(TM), a navigation service that enables wireless phones to link specific numbers directly to Internet domain names; services using ENUM, which combines phone numbers and domain names to create one contact point for businesses and individuals;
and a Global Voice Registry Service, which enables callers to reach a business simply by speaking the company's name.

        "Service providers and enterprises will have the opportunity to use VeriSign's highly scalable data and voice infrastructure to deliver new services and to improve the speed and efficiency of their current offerings," said Stratton Sclavos, president and CEO of
VeriSign.

        Under the terms of the agreement, VeriSign will exchange 0.93 shares or options of
VeriSign common stock for each outstanding share and option of Illuminet and will assume
Illuminet's outstanding employee stock options. This will result in VeriSign issuing approximately 30.4 million shares for all issued and outstanding shares (including stock options) of Illuminet. Based on VeriSign's closing stock price of $38.30 per share on
September 21, 2001, this exchange ratio values the transaction at approximately $1.2 billion. This acquisition will be accounted for as a purchase transaction and is expected to be completed late in the fourth quarter of 2001 or early in the first quarter of 2002. The acquisition has been approved by the board of directors of each company and is subject to various closing conditions, including government approvals and consent by the stockholders of Illuminet.

        With more than 900 customers, including major carriers in the long distance, local and wireless markets, Illuminet provides carriers access to the system of signaling networks for nearly the entire U.S. public-switched telecommunications infrastructure.

        Through its comprehensive SS7 network, Illuminet delivers a full range of connectivity, signaling and database services that include seamless roaming for wireless carriers, intelligent network services, Operational Support Interconnection services, SS7 usage measurement and real-time account management for pre-paid wireless users.  Illuminet supports telecommunications networks used to make wireless calls, long-distance calls and
Internet connections by ensuring that carriers can connect to each other and also enabling advanced calling features such as caller identification and local number portability.

Conference Call
VeriSign will host a conference call at 5:30 a.m. (Pacific) on Monday, September 24 to discuss the announcement. A listen-only live broadcast of the conference call will be available at WWW.VERISIGN.COM. A replay of the teleconference will also be available at
(888) 203-1112 (passcode: 733616) beginning at 8:30 a.m. (Pacific) on September 24 and running through October 1.
                                             ###
About Illuminet
Founded in 1981, Illuminet (Nasdaq: ILUM) is a leading provider of advanced nationwide signaling and intelligent network services to the communications industry. Connection to the
Illuminet network gives carriers access to the system of signaling networks of nearly the entire U.S. public-switched telecommunications infrastructure through a single source.
Illuminet specializes in SS7 network services and intelligent network solutions for services such as calling name delivery, calling card validation, wireless roaming, number portability, network usage measurement, network management, Operations Support System (OSS)
interconnection services, clearinghouse services, toll-free database and other specialized database access functions. The company also provides prepaid wireless services, including real-time account management, through its subsidiary National Telemanagement Corporation, based in Dallas, TX. Illuminet's headquarters are at 4501 Intelco Loop SE, Lacey, WA 98503;
(360) 493-6000;  WWW.ILLUMINET.COM.

EDITOR'S NOTE: Illuminet is a registered service mark of Illuminet Holdings, Inc. and
SmartPay Wireless is a registered service mark of National Telemanagement Corporation (NTC), an Illuminet company.  All other trademarks are property of their respective holders.

About VeriSign
Verisign, Inc. (Nasdaq:VRSN) is the worldwide leader in providing digital trust services that enable everyone, everywhere to use all networks with confidence.  Digital trust services create a trusted environment through three core offerings - web identity, authentication and payment services - powered by an infrastructure that manages billions of network transactions daily.  Additional news and information about the company is available at www.verisign.com.

Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These statements involve risks and uncertainties that could cause Illuminet's actual results to differ materially from those stated or implied by such forward-looking statements.  The following potential risks and uncertainties, among others, could cause actual results to differ materially from those described in the forward-looking statements:  failure of the transaction to close due to the failure to obtain regulatory or other approvals; failure of the Illuminet stockholders to approve the merger; the risk that the business will not be integrated successfully and unanticipated costs of such integration; failure of the combined company to retain and hire key executives; technical personnel and other employees; failure of the combined company to manage its growth and the difficulty of successfully managing a larger, more geographically dispersed organization; failure of the combined company to successfully manage relationships with customers, suppliers and strategic customers; network outages, network capacity constraints or security breaches; failure of the combined company's customers to accept new services or continue using the products and services of the combined company; and
competition in the various markets serviced by the combined company.

More information about potential factors that could affect Illuminet's business and financial results is included in Illuminet's filing with the Securities and Exchange
Commission, especially in the company's Annual Report on Form 10-K for the year ended
December 31, 2000 and Forms 10-Q for the quarters ended March 31 and June 30, 2001.
Illuminet undertakes no obligation to update any of the forward-looking statements after the date of this press release.

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